SECURITY CAPITAL BANCORP
                          POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of SECURITY CAPITAL BANCORP, a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint PRESSLEY A. RIDGILL, his true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his behalf and in his name and in his capacity as set forth below, to the Registration Statement on Form S-8 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of shares of Common Stock of the Corporation under the Registration Statement on Form S-8, as amended, in connection with the Corporation's Omnibus
Stock Ownership and Long Term Incentive Plan, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 1995.

                                  John M. Barnhardt

                                  Office

Executed in the presence of:
Kristen B. Evans


                                  Ralph A. Barnhardt

                                  Office

Executed in the presence of:
Kristen B. Evans


                                  Edward A. Brown
                                  Director
                                  Office

Executed in the presence of:
Peggy H. Bollinger

                                  Henry B. Gaye
                                  Director
                                  Office

Executed in the presence of:
Mary M. Hastey

                                  Dan L. Gray

                                  Office

Executed in the presence of:
Kristen B. Evans


                                  Lloyd G. Gurley
                                  Director
                                  Office

Executed in the presence of:
Peggy Bollinger


                                  David B. Jordan
                                  Director
                                  Office

Executed in the presence of:
Brittany S. Jamison


                                  William C. Kluttz, Jr.
                                  Director
                                  Office

Executed in the presence of:
Peggy H. Bollinger


                                  Ervin E. Lampert, Jr.

                                  Office

Executed in the presence of:
Brittany S. Jamison


                                  Frank Taft McCoy, Jr.
                                  Director
                                  Office

Executed in the presence of:



                                  Harold Mowery

                                  Office

Executed in the presence of:


                                  J. G Rutledge, III
                                  Director
                                  Office

Executed in the presence of:
Peggy H. Bollinger


                                  Carl M. Short, Jr.
                                  Director
                                  Office

Executed in the presence of:
Brittany S. Jamison


                                  W. Erwin Spainhour
                                  Director
                                  Office

Executed in the presence of:
Diane E. Miller


                                  Fred J. Stanback, Jr.

                                  Office

Executed in the presence of:


                                  Jimmy K. Stegall
                                  Director
                                  Office

Executed in the presence of:
Debra J. Whitaker


                                  Thomas A. Tate, Sr.

                                  Office

Executed in the presence of:
Brittany S. Jamison


                                  E. William Wagoner
                                  Director
                                  Office

Executed in the presence of:
Loretta M. Carter


                                  James L. Williamson

                                  Office

Executed in the presence of:
Brittany S. jamison